EXHIBIT 23(C)

                               CONSENT OF ENGINEER

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 and related Prospectus of our report, dated May 9, 1994, which appear in the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement.

                                           WEIR INTERNATIONAL MINING CONSULTANTS

Des Plaines, Illinois                      /s/ Kenneth J. Ginnard
June 14, 1996